2022 www.SilaRealtyTrust.com Nareit REITweek Presentation June 2022

2022Sila Realty Trust, Inc. Mission Statement Our mission is to create value for our company by investing in and managing strategic real estate assets using our proven industry expertise, unwavering integrity, and collaborative approach, while providing an environment where employees feel recognized, valued and rewarded. Vision Statement To be the preeminent provider of capital solutions for our current and future tenants and partners. Sila Realty Trust, Inc. is a net lease healthcare REIT that invests in high-quality healthcare properties leased to tenants capitalizing on critical and structural economic growth drivers. We are focused on investing in and managing strategic assets in a high-growth sector of the U.S. economy: healthcare. By focusing on this real estate sector, we are investing in more secure and predictable income streams, which lead to enhancing the value of the company. 2

2022Executive Management Team Michael A. Seton – President and Chief Executive Officer 25+ years of experience in real estate investment and finance, completing billions of dollars in real estate transactions Kay C. Neely – Executive Vice President, Chief Financial Officer, Treasurer, and Secretary 22+ years of experience in real estate accounting, finance and operations Jon C. Sajeski – Chief Investment Officer 18+ years of healthcare real estate acquisitions, development, management, and financing experience Jason C. Reed – Chief Administrative Officer 20+ years of experience in complex global real estate transactions, law, planning and management 3

2022

Investment Highlights

Sila's high quality portfolio, attractive growth characteristics, conservative capital structure, and strong governance have positioned the Company for a potential liquidity event.

High-Quality Asset Portfolio

- 126 operating properties, well-diversified through geography, tenancy, and across the continuum of care
- Portfolio spans 56 markets in 28 states
- 37.1% MOB, 26.6% ACH, 23.3% IRF, 11.5% LTACH, and 1.5% other

Conservative Balance Sheet

- Low net debt to EBITDAre of 3.4x
- 100% unencumbered asset base provides substantial operational control and flexibility
- Credit facilities refinanced in 2022 to extend tenor, mark-to-market pricing, and enhance structure

Strong Operating Metrics

- Occupancy of 99.4% and weighted average remaining lease term of 9.5 years reflect strength of real estate assets and tenancy
- Focus on net leases provides higher cash flow conversion through minimal capex
- Strong tenancy resulted in ~99% rental revenue collected in 2020, during height of global pandemic

Focused Growth

- $570M availability[(1)] under credit facilities provides significant liquidity to fund growth
- Strong acquisitions pipeline with $89M closed since December 2021
- Healthcare NOI increased 5% YoY in Q1 2022

Experienced Leadership Team

- Highly skilled leadership team with a combined 85+ years of relevant industry experience
- Solid track record of creating value for stockholders, through internalization and data center sale
- Newly added best-in-class members to the Board of Directors enhance diversity and industry insight

Favorable Industry Dynamics

- Three-quarters of U.S. population growth through 2030 is forecasted to be in the 65+ age group
- Aging population sets stage to provide growing demand for healthcare
- General shift from higher cost patient settings to more efficient delivery models

Note: All data as of March 31, 2022, unless noted otherwise.
(1) As of May 17, 2022

Sila realty trust

4

2022Company Key Events & Milestones Throughout Sila’s history, the management team has remained dedicated to enhancing stockholder value, including optimizing and diversifying the portfolio, executing the internalization transaction and rebranding, and creating a liquidity event through the data center sale. 2014 May – Launch of Initial Public Offering 2017 November – Initial Public Offering Closing 2018 November – Follow-On Public Offering Closing 2019 October – Acquisition of REIT I Healthcare Portfolio 2020 September – Internalization of Management and Rebranding to Sila Realty Trust, Inc. 2021 July – Close on Sale of Data Center Portfolio 2022 November – Beginning of Stated Liquidity Goal from Offering 5 $1.3 billion in equity raised Increased equity base by $774 million Internalization costs fully recovered by end of Q2 2022 Sold Data Center Portfolio for $1.32 billion and distributed $392.7 million to stockholders

2022Portfolio Strategy - Market leading providers with dominant market share - Strong financial foundation with high rent coverage ratios or other credit enhancements - Hospital or health system affiliations - Providers with demonstrated experience at adapting to the rapidly changing healthcare sector - Diverse payor mix - On-campus or off-campus facilities in retail-type locations - Strong visibility and access with ample parking - High growth areas near population clusters that are convenient to the patients/customers - Near and convenient to the tenant’s patient referral sources - Large patient catchment areas - Class A/recent construction or renovation - Single or multi-tenant facilities with strong anchor tenants - Specialized facilities with substantial tenant buildout - Long-weighted average lease terms with annual rent escalations - Synergistic tenancy with built in referral patterns Strategic LocationsReliable Tenants High Quality Facilities Sila Realty Trust is a net leased healthcare REIT focused on investing along the continuum of care with emphasis on lower cost patient settings. Highest Acuity (highest cost) Lowest Acuity (lowest cost) Acute Care Post Acute Care Outpatient Senior Housing Hospitals Long Term Acute Care Behavioral Health Rehabilitation Skilled Nursing Medical Office Buildings Surgery Centers, Dialysis, Imaging, Dermatology Independent Living, Assisted Living, Memory Care Current Investments Not Targeted for Investment 6

2022Portfolio Statistics Sila’s high quality portfolio of diversified assets is focused on markets and submarkets with growing demographics, which translates to strong operating and leasing metrics. 126 Healthcare Properties $2.2 B Real Estate Investments 99.4% Portfolio Occupancy 5.3 M Rentable Square Feet 9.5 Years Avg Remaining Lease Term 2.2% Avg Rent Escalation (1) Represents each market's annualized March 2022 base rent as a percentage of total market annualized March 2022 base rent. 7 Top Markets Total Sq Ft % of ABR (1) Houston, TX 490,742 11.0% Dallas, TX 312,590 7.8% Oklahoma City, OK 479,137 7.3% San Antonio, TX 293,782 5.5% Philadelphia, PA 122,356 4.6% Akron, OH 191,269 4.1% Des Moines, IA 244,548 3.8% Riverside, CA 73,643 3.3% Austin, TX 125,271 2.7% Tucson, AZ 159,614 2.5% Note: All data as of March 31, 2022.

2022Property Diversification Sila’s 126 operating healthcare properties are well-diversified through tenancy and geography across the full continuum of care. Lease Expirations Medical Office Building 37.1% Inpatient Rehabilitation Facility 23.3% Acute Care Hospital 26.6% LTACH 11.5% Other 1.5% Property Type Diversification Tenant Diversification(1)(2) 15.3% 8.2% 7.8% 6.8% 6.4% 5.8% 5.6% 4.4% 3.4% 3.3% Post Acute Medical, LLC and affiliates Board of Regents of the Univ. of Texas System Baylor Scott and White Health Confidential Tenant Select Medical Holdings Corporation Confidential Tenant Genesis Care Pty Ltd Surgery Partners, Inc. Confidential Tenant Confidential Tenant 8 0.0M 0.5M 1.0M 1.5M 2.0M 2.5M 3.0M $0M $20M $40M $60M $80M $100M 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Thereafter Sq u ar e Fe et A n n u al iz ed B as e R en t Annualized Base Rent (March 2022) Expiring Leased Square Feet Note: All data as of March 31, 2022. (1) Based on annualized March 2022 base rent. (2) Includes tenants under common control.

2022 Greenwood Healthcare Facility – Greenwood, IN 44-bed, 53,560 SF inpatient rehab facility $25.0 million contract purchase price Built in 2008 and renovated in 2018 Recent Acquisitions Clive Healthcare Facilities – Clive, IA 3 fully leased medical office buildings Total of 132,617 SF $47.0 million contract purchase price Oklahoma Healthcare Facility 45,624 SF medical office building $19.4 million contract purchase price New construction Pleasant Hills Healthcare Facility – Pleasant Hills, PA 33,712 SF single story medical office building $14.1 million contract purchase price Fully renovated in 2015 Sila continues to acquire institutional quality healthcare facilities that complement its already strong and resilient portfolio. The Company remains focused on creating additional value for stockholders through accretive opportunities in the market. 9

2022 Tucson Healthcare Facility II – Tucson, AZ • On campus, 60,913 SF post acute center of excellence • Total cost of approximately $26 million • 100% leased • 30 Inpatient Rehab beds and 30 Long Term Acute Care beds • Rent commenced in April 2021 • Completed on time and on budget Tucson Healthcare Facility IV – Tucson, AZ • On campus, 44,692 SF, multi-tenant medical office building • Total cost of approximately $17 million • 89% preleased • Rent commenced in March 2022 • Completed on time and on budget Recent Developments Through strategic partnerships, Sila is pleased to provide construction capital to build best in class medical facilities. 10

2022 -5% 0% 5% 10% 15% 20% 25% 30% 35% 40% 0-18 19-44 45-64 65+ Share of U.S. Population Share of Healthcare Spending Projected Population Growth Through 2030 -2.5% 4.9% 2.3% Healthcare Industry – Age vs. Spending People in the U.S. age 65 and older account for more than a third of the nation’s healthcare spending. According to the U.S. Census Bureau, this age group will constitute 76% of total population growth from 2020 to 2030, creating increased demand for healthcare services. Sources: Kaiser Family Foundation analysis of Medical Expenditure Panel Survey, 2021; U.S. Census Bureau, 2020 Population Projections 30.5% 11

2022Financial Metrics The strength of Sila’s healthcare real estate assets and tenancy are reflected in solid financial metrics, even as the industry was recovering from the global pandemic throughout 2021. 12 (1) Income from discontinued operations includes data center properties that were sold in July 2021. Three Months Ended Financial Metrics 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Rental revenue 44,282$ 43,606$ 43,063$ 43,747$ 42,422$ Income (loss) from continuing operations 1,371 12,077 (5,546) (249) (5,066) Income from discontinued operations (1) - - 377,191 16,305 7,948 Net income attributable to common stockholders 1,371 12,077 371,645 16,056 2,882 Net income attributable to common stockholders per diluted share 0.01 0.05 1.66 0.07 0.01 EBITDAre 34,125 33,632 37,444 59,841 51,406 FFO attributable to common stockholders 25,986 29,144 615 46,909 39,267 FFO attributable to common stockholders per diluted share 0.12 0.13 - 0.21 0.18 AFFO attributable to common stockholders 28,880 27,747 27,708 44,094 36,143 AFFO attributable to common stockholders per diluted share 0.13 0.12 0.12 0.20 0.16 Weighted average shares outstanding - diluted 225,865,366 225,031,906 223,661,774 223,082,912 222,481,179

2022Net Operating Income Sila’s healthcare portfolio continues to demonstrate depth, diversity and resilience through positive NOI trends. (1) Attributable to continuing operations. (2) Calculated using annualized NOI to weighted average real estate investment since inception. (3) Calculated using actual NOI to weighted average real estate investment since inception. 13 Three Months Ended Change Cash Net Operating Income (1) 3/31/2022 3/31/2021 % Rental revenue 44,282$ 42,422$ 4.4% Rental expenses (3,025) (3,214) -5.9% Net operating income 41,257 39,208 5.2% Adjustments: Straight-line rent adjustments (2,510) (3,409) Amortization of above- and below-market leases, net 119 124 Amortization of operating leases 125 176 Cash NOI 38,991$ 36,099$ 8.0% Cash NOI Margin 88.1% 85.1% 3.0% Cash NOI Yield (2) 7.0% 6.6% 0.4% Year Ended Change Cash Net Operating Income (1) 2021 2020 % Rental revenue 172,838$ 165,781$ 4.3% Rental expenses (12,705) (15,187) -16.3% Net operating income 160,133 150,594 6.3% Adjustments: Straight-line rent adjustments (12,994) (15,575) Amortization of above- and below-market leases, net 612 1,090 Amortization of operating leases 496 497 Cash NOI 148,247$ 136,606$ 8.5% Cash NOI Margin 85.8% 82.4% 3.4% Cash NOI Yield (3) 6.5% 6.1% 0.4%

Debt Summary

2022

Sila's **conservative balance sheet strategy allows for significant operational flexibility and future investment growth.**

(As of 5/17/2022, $ in millions)

Senior Credit Facility	Commitments	Outstanding	Remaining
Term Loans	$ 575.0	$ 505.0	$ 70.0
Revolving Credit Facility	500.0	-	500.0
Total Credit Facility	$ 1,075.0	$ 505.0	$ 570.0

Fixed vs Variable Debt	Amount	% of Total	Rate
Fixed Rate (fixed via swaps)	$ 485.0	96.0%	2.9%
Variable Rate	20.0	4.0%	2.1%
Total Outstanding Debt	$ 505.0	100.0%	2.9%

Secured vs Unsecured Debt	Amount	% of Total
Secured Debt	$ -	0.0%
Unsecured Debt	505.0	100.0%
Total Outstanding Debt	$ 505.0	100.0%

Debt Maturities	
2024	**Term Loan:** $300 million **Initial Maturity:** December 31, 2024 **Extension Options:** 2, 6-Month Options
2026	**Revolver Loan:** $500 million (commitments) **Initial Maturity:** February 15, 2026 **Extension Options:** 2, 6-Month Options
2028	**New Term Loan:** $275 million **Initial Maturity:** January 31, 2028 **Extension Options:** N/A

Key Metrics[(1)(2)] as of:	3/31/2022	12/31/2021	9/30/2021[(3)]	6/30/2021	3/31/2021
Net Leverage Ratio	20.2%	20.2%	19.5%	38.2%	41.1%
Net Debt to EBITDAre	3.4x	3.5x	3.0x	5.9x	6.5x
Adj Interest Coverage Ratio	3.4x	5.8x	11.4x	3.8x	3.1x
Liquidity	$ 334.6	$ 532.4	$ 575.4	$ 241.4	$ 245.8

(1) Metrics for the period ended 9/30/21, 6/30/21, and 3/31/21 includes data center properties that were sold on July 22, 2021.
(2) Does not include the New Term Loan which was closed on May 17, 2022.
(3) Includes one-time costs associated with the data center properties that were sold on July 22, 2021.

Sila realty trust

14

2022Disclosures 15 Forward Looking Statements Certain statements contained herein, other than historical fact, including those regarding the enhancement of value to the Company, industry dynamics, the Company’s expected liquidity event, the Company’s portfolio strategy, lease expirations, and the Company’s operational flexibility and future investment growth, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases. Forward-looking statements are subject to various risks and uncertainties and factors that could cause actual results to differ materially from the company’s expectations, and investors should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the company’s control and could materially affect the company’s results of operations, financial condition, cash flows, performance or future achievements or events, including those described under the section entitled Part I, Item 1A. “Risk Factors” of the company's 2021 Annual Report on Form 10-K. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Non-GAAP Measures This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles (GAAP). These items include, but are not limited to, EBITDA for real estate (EBITDAre), funds from operations (FFO), adjusted funds from operations (AFFO), adjusted interest expense, liquidity, net debt, net operating income (NOI), and cash NOI. These measures (and the methodologies used to derive them) may not be comparable to those used by other companies. Refer to the glossary within the Company’s Earnings Supplement on the Company’s website at www.silarealtytrust.com for a detailed explanation of these terms and reconciliations to the most directly comparable GAAP measure, as well as others appearing in the Supplement. Management considers each item an important supplemental measure of operating and financial performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives, or superior measures, to net income or loss as an indicator of the company's performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financing activities as measures of profitability and/or liquidity, computed in accordance with GAAP.

Contact Information Miles Callahan Vice President, Capital Markets & Investor Relations 813-316-4259 mcallahan@silarealtytrust.com Corporate Address 1001 Water Street Suite 800 Tampa, FL 33602 www.SilaRealtyTrust.com